                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                         CHASE CREDIT CARD MASTER TRUST
           Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4,
          Series 2002-5, Series 2002-6, Series 2002-7 and Series 2002-8
          -------------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                      333-84400                22-2382028
----------------------------      ------------------------     -------------------
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                        Identification No.)


White Clay Center, Building 200, Newark, Delaware               19711
-------------------------------------------------            ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

If this Form relates to the  registration  of a class of        If this Form relates to the  registration of a class
debt  securities and is effective  upon filing  pursuant        of  debt  securities  and  is  to  become  effective
to  General  Instruction  A (c)  (1)  please  check  the        simultaneously   with   the   effectiveness   of   a
following:                                                      concurrent    registration   statement   under   the
                                                                Securities   Act  of  1933   pursuant   to   General
_____                                                           Instruction A (c) (2) please check the following:

                                                                __X__

Securities to be registered to Section 12(b) of the Act:

         Title of each Class               Name of each Exchange on which
         to be registered                  each Class is to be registered


-------------------------------------      -------------------------------------


-------------------------------------      -------------------------------------


Securities to be registered pursuant to Section 12 (g) of the Act:

          Class A Floating Rate Asset Backed Notes, Series 2002-1
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-1
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-1
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-2
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-2
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-2
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-3
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-3
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-3
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-4
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-4
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-4
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-5
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-5
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-5
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-6
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-6
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-6
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-7
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-7
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-7
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                              (Title of Class)

          Class A Floating Rate Asset Backed Notes, Series 2002-8
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                              (Title of Class)

          Class B Floating Rate Asset Backed Notes, Series 2002-8
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                              (Title of Class)

          Class C Floating Rate Asset Backed Notes, Series 2002-8
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                              (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered:

         The Registrant has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (file no. 333-83484) with respect to the securities being registered hereunder, and has filed with the Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended, the final form of each prospectus relating to the initial offering of such securities, which includes a description of such securities. Such prospectuses are hereby incorporated by reference herein.

Item 2.  Exhibits

1. Form of Pooling and Servicing Agreement.*




----------------
* Incorporated by reference to the Registrant's Registration Statement

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 28, 2003

                                   JPMorgan Chase Bank
                                   (f/k/a The Chase Manhattan Bank), as Servicer


                                   By:  /s/ Miriam K. Haimes
                                   ----------------------------
                                   Name:  Miriam K. Haimes
                                   Title: Senior Vice President